Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Xiaoxuan Qu, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Biomerica, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Xiaoxuan Qu
Xiaoxuan Qu
VP of Finance and Controller
(Principal Financial Officer; Principal Accounting Officer)
Date: September 28, 2026